                                                                   EXHIBIT 10.27



                         REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of April __, 2002 by and between Lynx Therapeutics, Inc., a Delaware corporation (the "Company"), and the Persons listed on Schedule A hereto (each, an "Investor" and collectively, the "Investors").

                                 R E C I T A L S

        A. The Investors have made an investment in the Company by acquiring shares of the Company's common stock (the "Common Stock") and warrants to acquire shares of Common Stock (the "Warrants") (collectively, the Common Stock and Warrants together, the "Securities").

        B. In connection with such purchase of the Securities, and to induce the Investors to consummate such purchase of the Securities, the Company has agreed to enter into this Agreement and to grant to the Investors the rights set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the Investors and the Company (each, a "Party", and collectively, the "Parties") agree as follows:

        1. Definitions. For purposes of this Statement:

           "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

           "Holder" means (i) the Investors, (ii) the partners, members or stockholders of each Investor collectively provided that such partners, members or stockholders act through each such Investor or its successor and (iii) any person or entity to whom an Investor or any person or entity identified in clause (ii) of this definition sells, transfers or assigns any of such Person's Registrable Securities, other than in a sale pursuant to Rule 144 under the Securities Act or a registration effected pursuant to this Agreement.

           "Register," "registered," and "registration" refer to an underwritten registration effected by preparing and filing with the Securities and Exchange Commission (the "Commission") a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

           "Registration Expenses" means all expenses in connection with the Company's performance of or compliance with its obligations under this Agreement, including, without limitation, all (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with securities or blue sky laws (including reasonable fees, expenses and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) messenger, telephone and delivery expenses; (v) fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants retained by the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) Securities Act liability insurance if the Company so desires;
(vii) fees, expenses and disbursements of any other individuals or entities retained by the Company in connection with the registration of the Registrable Securities; (viii) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on each national securities exchange or automated quotation system on which the Company has made application for the listing of its Common Stock; and (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses of any annual audit). Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities.

           "Registrable Securities" means any shares of Common Stock of the Company owned by any Holder or that may be acquired by any Holder upon the exercise of any Warrant owned by any Holder.

           "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

        2. Registration of the Securities. The Company shall:

           (a) within fifteen (15) days of the date of this Agreement, prepare and file with the Commission a registration statement with respect to such Registrable Securities on any form that may be utilized by the Company and that shall permit the disposition of the Registrable Securities, and use its best efforts to cause such registration statement to become effective within forty-five (45) days of the date of this Agreement and remain effective thereafter as provided herein; provided, that prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to each of the Investors and their respective counsel copies of all such documents proposed to be filed sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon. If at the time the Company files the registration statement registering the Registrable Securities pursuant to this Section 2, the sale or other disposition of such Registrable Securities by the Holders may be made pursuant to a registration statement on Form S-3 (or any successor form that permits the incorporation by reference of future filings by the Company under the Exchange Act), such registration statement shall be filed as a "shelf" registration statement pursuant to Rule 415 under the Securities Act (or any successor rule). Any such shelf registration shall cover the disposition of all Registrable Securities in one or more underwritten offerings, block transactions, broker transactions, at-market transactions and in such other manner or manners as may be specified by the Investors. The Company shall use its best efforts to keep such "shelf" registration continuously effective as long as the delivery of a prospectus is required under the Securities Act in connection with the disposition of the Registrable Securities registered thereby and in furtherance of such obligation, shall supplement or amend such registration statement if, as and when required by the rules, regulations and instructions applicable to the form used by the Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations;

           (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities;

           (c) subject to receiving reasonable assurances of confidentiality, for so long as the registration statement remains effective, make available for inspection by the selling holders of Registrable Securities being offered and their respective counsel, such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

           (d) promptly notify the selling holders of Registrable Securities and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective,
(ii) of any comments by the Commission, by the National Association of Securities Dealers Inc. ("NASD"), and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

           (e) furnish to each selling holder of Registrable Securities being offered prospectuses or amendments or supplements thereto, in such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;

           (f) use its best efforts to (i) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as any selling holder of such Registrable Securities shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (iii) take any and all such actions as may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holder; provided, however, that the Company shall not be required for any such purpose to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 2(h), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

           (g) cause all such Registrable Securities to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company's Common Stock then trades; and

           (h) otherwise use best efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission.

        3. Transfer of Shares After Registration; Suspension.

           (a) Except in the event that paragraph (b) below applies, the Company shall: (i) if deemed necessary by the Company upon advice of counsel, prepare and file from time to time with the Commission a post-effective amendment to the registration statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such registration statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchaser of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide each Holder copies of any documents filed pursuant to Section 3(a)(i); and (iii) inform each Holder that the Company has complied with its obligations in Section 3(a)(i) (or that, if the Company has filed a post-effective amendment to the registration statement which has not yet been declared effective, the Company will notify each Holder to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify each Holder pursuant to Section 3(a)(i) hereof when the amendment has become effective).

           (b) Subject to paragraph (c) below, in the event: (i) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to a registration statement or related prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the registration statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to each Holder (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, a Holder will refrain from selling any Registrable Securities pursuant to the registration statement (a "Suspension") until such Holder's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to each such Holder.

           (c) Notwithstanding the foregoing paragraphs of this Section 3, a Holder shall not be prohibited from selling the Registrable Securities under the registration statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve-month period.

           (d) For so long as a Suspension is not then in effect, a Holder may sell the Registrable Securities under the registration statement, provided that it arranges for delivery of a current prospectus to the transferee of such Registrable Securities. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current prospectuses to such Holder and to supply copies to any other parties requiring such prospectuses.

        4. Indemnification. With respect to the Registrable Securities included in the registration statement pursuant to this Agreement:

           (a) the Company will indemnify each Holder who participates in such registration, each of its officers and directors and partners and such Holder's separate legal counsel and independent accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors and partners and such Holder's separate legal counsel and independent accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specially for use therein.

           (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each such other Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

           (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be that of such Indemnified Party unless
(i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.

           (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        5. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company shall use best efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, beginning ninety
(90) days after the Company registers a class of securities under Section 12 of the Exchange Act or completes a registered offering under the Securities Act;

           (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

           (c) Furnish to any Holder promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the Company completes a registered offering under the Securities Act), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing an Holder to sell Registrable Securities without registration.

        6. Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Agreement after the earlier of (a) the date all Registrable Securities have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the registration statement covering such Registrable Securities and (b), in the opinion of counsel of such Holder, the date all Registrable Securities held by such Holder may be sold in a single three-month period under Rule 144 under the Securities Act.

        7. Information To Be Provided by the Holders. Each Holder whose Registrable Securities are included in any registration pursuant to this Agreement shall furnish the Company such information regarding such Holder and the distribution proposed by such Holder as may be reasonably requested in writing by the Company and as shall be required in connection with such registration or the registration or qualification of such securities under any applicable state securities law.

        8. Expense of Registration. All Registration Expenses incurred in connection with the registration and other obligations of the Company pursuant to this Agreement shall be borne by the Company.

        9. Miscellaneous.

           (a) Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid, to the address or facsimile number (as the case may be) listed below the signature of each Party on such Party's signature page hereto if any Party shall have designated a different address or facsimile number by notice to the other Parties given as provided above, then to the last address or facsimile number so designated.

           (b) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

           (c) Waiver or Modification. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by the Company and by Investors that hold a majority of the total Registrable Securities.

           (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the principles of conflicts of laws thereof.

           (e) Attorneys' Fees. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

           (f) Further Assurances. Each Party agrees to act in accordance herewith and not to take any action that is designed to avoid the intention hereof.

           (g) Successors and Assigns. This Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.


                  [Remainder of page intentionally left blank]

                            [COMPANY SIGNATURE PAGE]


        IN WITNESS WHEREOF, the undersigned Party has executed this Agreement as of the day and year first above written.



                                       LYNX THERAPEUTICS, INC.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                       ADDRESS FOR NOTICE:

                                       Lynx Therapeutics, Inc.
                                       25861 Industrial Blvd.
                                       Hayward, CA  94545
                                       Attention: Edward C. Albini
                                                  Chief Financial Officer
                                       Facsimile: (510) 670-9304


                                       with a copy to:


                                       Cooley Godward LLP
                                       Five Palo Alto Square
                                       3000 El Camino Real
                                       Palo Alto, CA  94306
                                       Attention: James C. Kitch, Esq.
                                       Facsimile: (650) 849-7400

                            [INVESTOR SIGNATURE PAGE]


        IN WITNESS WHEREOF, the undersigned Investor has executed this Agreement as of the day and year first above written.


                                       INVESTOR


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:



                                       ADDRESS FOR NOTICE:

                                       Investor
                                       [o]
                                       [o]
                                       [o]
                                       Attention:   [o]
                                       Facsimile:   (   ) ____-________

                                       with a copy to:



                                       Attention:
                                       Facsimile:

                                   SCHEDULE A


                          REGISTRATION RIGHTS AGREEMENT

                              SCHEDULE OF INVESTORS

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
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                                      -12-